                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                               _________________



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    December 21, 2001
                                                   -------------------



                          EQCC Receivables Corporation
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               (Exact Name of Registrant as Specified in Charter)




         Delaware                       333-73446-01             59-3170055
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(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
         Incorporation)                File Number)          Identification No.)


10401 Deerwood Park Boulevard, Jacksonville, Florida               32256
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code            (904) 987-5000
                                                   -------------------------



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report:)

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Item 5.  Other Events
         ------------

     On or about December 21, 2001 the Registrant will cause the issuance and sale of its Asset Backed Certificates, Series 2001-2, consisting of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class X, Class R-I, Class R-II and Class R-III pursuant to a Pooling and Servicing Agreement (the "PSA"), dated as of December 1, 2001, by and among the Registrant, as depositor, EquiCredit Corporation of America, as transferor and initial servicer, Bank of America, N.A., as advancing party, Fairbanks Capital Corp., as expected successor servicer and The Bank of New York, as trustee.

     Capitalized terms used but not defined herein shall have the meanings assigned to them in the PSA.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                Description
----------                 ------------
      (1.1)                Purchase Agreement, dated as of December 21, 2001,
                           between EQCC Receivables Corporation and Bank of
                           America, N.A.

      (4.1) Pooling and Servicing Agreement, dated as of December 1, 2001, by and among EQCC Receivables Corporation, EquiCredit Corporation of America, Bank of America, N.A., Fairbanks Capital Corp. and The Bank of New York.

      (5.1)                Legality Opinion of Hunton & Williams.

      (8.1)                Tax Opinion of Hunton & Williams.

    (10.1A)                Surety Bond issued by Financial Security Assurance
                           Inc. (Class A-1).

     10.1B)                Surety Bond issued by Financial Security Assurance
                           Inc. (Class A-2).

    (10.1C)                Surety Bond issued by Financial Security Assurance
                           Inc. (Class A-3).

    (10.1D)                Surety Bond issued by Financial Security Assurance
                           Inc. (Class A-4).

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       (10.1E)                Surety Bond issued by Financial Security
                              Assurance Inc. (Class A-5).

       (10.1F) Surety Bond issued by Financial Security Assurance Inc. (Class A-6).

       (10.1G) Surety Bond issued by Financial Security Assurance Inc. (Class A-7).

        (10.2) Transfer Agreement, dated as of December 1, 2001, by and between EquiCredit Corporation of America and EQCC Receivables Corporation.

        (24.1) Consent of Hunton & Williams (included as part of Exhibits 5.1 and 8.1).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 4, 2002                   EQCC Receivables CORPORATION

                                         By: /s/ Todd Rosenthal
                                             --------------------------------
                                         Name:  Todd Rosenthal
                                         Title: Senior Vice President

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                                INDEX TO EXHIBITS

Exhibit No.                           Exhibit Description                      Paper (P) or Electronic (E)
-----------                           -------------------                      ---------------------------
    1.1               Purchase Agreement, dated as of December 21, 2001,                    E
                       between EQCC Receivables Corporation and Bank of
                                         America, N.A.

    4.1                  Pooling and Servicing Agreement, dated as of                       E
                        December 1, 2001, by and among EQCC Receivables
                     Corporation, EquiCredit Corporation of America, Bank
                       of America, N.A., Fairbanks Capital Corp. and The
                                       Bank of New York.

    5.1                     Legality Opinion of Hunton & Williams.                          E

    8.1                        Tax Opinion of Hunton & Williams.                            E

   10.1A              Surety Bond issued by Financial Security Assurance                    E
                                       Inc. (Class A-1).

   10.1B              Surety Bond issued by Financial Security Assurance                    E
                                     Inc. for (Class A-2).

   10.1C              Surety Bond issued by Financial Security Assurance                    E
                                       Inc. (Class A-3).

   10.1D              Surety Bond issued by Financial Security Assurance                    E
                                       Inc. (Class A-4).

   10.1E              Surety Bond issued by Financial Security Assurance                    E
                                       Inc. (Class A-5).

   10.1F              Surety Bond issued by Financial Security Assurance                    E
                                       Inc. (Class A-6).

   10.1G              Surety Bond issued by Financial Security Assurance                    E
                                       Inc. (Class A-7).

   10.2              Transfer Agreement, dated as of December 1, 2001, by                   E
                       and between EquiCredit Corporation of America and
                                 EQCC Receivables Corporation.

   24.1                Consent of Hunton & Williams (included as part of                    E
                                    Exhibits 5.1 and 8.1).